SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) :            December 6, 2001


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                           11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                       11801
     One MetroTech Center, Brooklyn, New York                           11201
        (Address of Principal Executive Offices)                      (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

         Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

         There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         Among the factors that could cause actual results to differ materially are: general economic trends which would affect demand for our services; fluctuations in gas and electric prices; available sources and cost of fuel; State and Federal regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; the ability of the Company to successfully reduce its cost structure; the ability of the Company to successfully integrate acquired operations; the degree to which the Company develops non-regulated business ventures; the effect of inflationary trends and increases in interest rates; and risks detailed from time to time in reports and other documents filed by the Company with the Securities and Exchange Commission.


Item 5.           Other Events.
                  ------------

         On December 6, KeySpan Corporation ("the Company") issued a press release disclosing, among other things, its expectations for 2002 Company earnings.

         The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statement, Pro Forma Financial Information and Exhibits.
              -----------------------------------------------------------------

         (c)      Exhibits.

                  (1)      Press Release of the Company dated December 6, 2001.

Item 9.           Regulation FD Disclosure
                  ------------------------

         On December 6, 2001 and December 7, 2001, the Company will hold analyst meetings and discuss, among other things, its expectations for 2002 earnings. The slides that will be used at these meetings can be viewed in the Investor Relations section of the Company's web site: www.keyspanenergy.com.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            KEYSPAN CORPORATION

Dated: December 6, 2001                     By:      /s/Gerald Luterman
                                                     --------------------------
                                            Name:    Gerald Luterman
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.           Exhibit                                              Page
-----------           -------                                              ----

     99.1             Press Release dated December 6, 2001                  5




























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